SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2008

Palomar Medical Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdic- tion of incorporation)	0-22340 (Commission File Number)	04-3128178 (IRS Employer Identification Number)

82 Cambridge Street, Burlington, Massachusetts 01803
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (781) 993-2300

(Former Name or Former Address, if Changed Since Last Report)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT and ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

      On December 17, 2008, Palomar Medical Technologies, Inc., a Delaware corporation (the “Company”), and RBS Citizens, National Association, a national banking association with an office located at 28 State Street, Boston, Massachusetts 02109 ("Citizens"), entered into a Loan Agreement and related agreements, including a Mortgage and Security Agreement, Collateral Assignment of Leases and Rents, Indemnity Agreement Regarding Hazardous Materials, Unlimited Guaranty, and Revolving Note. The Loan Agreement provides a 5 year revolving line of credit of up to $30,000,000. To secure its obligations under such revolving line of credit, the Company has granted a mortgage on property located at 15 Network Drive, Burlington, MA 01803 and a security interest in and lien on other assets of the Company in favor of Citizens.

      This summary description of the event is qualified in its entirety by reference to the Loan Agreement and related agreements filed as Exhibits 10.1-10.6 to the Form 8-K filed January 8, 2009.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1	Loan Agreement, effective as of December 17, 2008, between Palomar Medical Technologies, Inc. and RBS Citizens, National Association.

10.2	Mortgage and Security Agreement, effective as of December 17, 2008, between Palomar Medical Technologies, Inc. and RBS Citizens, National Association.

10.3	Collateral Assignment of Leases and Rents, effective as of December 17, 2008, between Palomar Medical Technologies, Inc. and RBS Citizens, National Association.

10.4	Indemnity Agreement Regarding Hazardous Materials, effective as of December 17, 2008, between Palomar Medical Technologies, Inc. and RBS Citizens, National Association.

10.5	Unlimited Guaranty, effective as of December 17, 2008, between Palomar Medical Technologies, Inc. and RBS Citizens, National Association.

10.6	Revolving Note, effective as of December 17, 2008, between Palomar Medical Technologies, Inc. and RBS Citizens, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALOMAR MEDICAL TECHNOLOGIES, INC.

By: /s/ Joseph P. Caruso —————————————— Chief Executive Officer and President
Date: January 8, 2009

EXHIBIT INDEX

Number	Title

10.1	Loan Agreement, effective as of December 17, 2008, between Palomar Medical Technologies, Inc. and RBS Citizens, National Association.

10.2	Mortgage and Security Agreement, effective as of December 17, 2008, between Palomar Medical Technologies, Inc. and RBS Citizens, National Association.

10.3	Collateral Assignment of Leases and Rents, effective as of December 17, 2008, between Palomar Medical Technologies, Inc. and RBS Citizens, National Association.

10.4	Indemnity Agreement Regarding Hazardous Materials, effective as of December 17, 2008, between Palomar Medical Technologies, Inc. and RBS Citizens, National Association.

10.5	Unlimited Guaranty, effective as of December 17, 2008, between Palomar Medical Technologies, Inc. and RBS Citizens, National Association.

10.6	Revolving Note, effective as of December 17, 2008, between Palomar Medical Technologies, Inc. and RBS Citizens, National Association.